SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is January 17, 2019.

MFS® Global Bond Fund

Effective February 1, 2019, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is restated in its entirety as follows:
Portfolio Manager(s)
Portfolio Manager	Since	Title
Pilar Gomez-Bravo	2014	Investment Officer of MFS
Robert Spector	2015	Investment Officer of MFS
Andy Li	February 2019	Investment Officer of MFS
Robert Persons	2014	Investment Officer of MFS
Erik Weisman	2010	Investment Officer of MFS
Effective February 1, 2019, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is restated in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.
Portfolio Manager	Primary Role	Five Year History
Pilar Gomez-Bravo	Co-Lead Portfolio Manager	Employed in the investment area of MFS since 2013
Robert Spector	Co-Lead Portfolio Manager	Employed in the investment area of MFS since 2011
Andy Li	Investment Grade Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2018; Portfolio Manager at Man GLG from 2014 to 2018; Portfolio Manager at ECM Asset Management prior to 2014
Robert Persons	Investment Grade Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2000
Erik Weisman	Sovereign Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2002

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